Exhibit 99.1

FOR RELEASE: CONTACT:	New Hartford, NY, November 7, 2018 Christopher R. Byrnes (315) 738-0600 ext. 6226 cbyrnes@partech.com, www.partech.com

PAR TECHNOLOGY CORPORATION ANNOUNCES 2018 THIRD QUARTER RESULTS

New Hartford, NY- November 7, 2018 -- PAR Technology Corporation (NYSE: PAR) today announced its results for its third quarter ended September 30, 2018.

Summary of Fiscal 2018 Third Quarter and Year-to-Date Financial Results

•	Revenues were reported at $46.4 million for the third quarter of 2018, compared to $48.9 million for the same period in 2017, a 5.3% decrease.
•
GAAP net loss for the third quarter of 2018 was $16.7 million, or $1.04 loss per diluted share, compared to the GAAP net loss of $1.5 million, or $0.10 loss per diluted share reported for the same period in 2017. GAAP net loss was impacted by a one-time $14.9 million valuation allowance recorded to reduce the carrying value of deferred tax assets recorded to income tax expense for the quarter.[1]

•
Non-GAAP net loss for the third quarter of 2018 was $1.0 million, or $0.06 loss per diluted share, compared to non-GAAP net loss of $0.9 million, or $0.06 loss per diluted share, for the same period in 2017.

•	Revenues were reported at $154.6 million for the first nine months of 2018, compared to $177.1 million for the same period in 2017, a 12.7% decrease.
•
GAAP net loss for the first nine months of 2018 was $18.0 million, or $1.12 loss per diluted share, compared to the GAAP net income of $1.9 million, or $0.12 earnings per diluted share reported for the same period in 2017. GAAP net loss was impacted by a one-time $14.9 million valuation allowance recorded to reduce the carrying value of deferred tax assets recorded to income tax expense for the first nine months.[1]

•
Non-GAAP net loss for the first nine months of 2018 was $1.1 million, or $0.07 loss per diluted share, compared to non-GAAP net income of $4.0 million, or $0.25 earnings per diluted share, for the same period in 2017.

A reconciliation and description of non-GAAP financial measures to corresponding GAAP financial measures are included in the tables at the end of this press release.

“Our results for the quarter reflect the continued transition of the Company, with declining revenues from our legacy products offset by growth from our new offerings, including a 60% increase in year-over-year subscription revenues.  In addition, Brink, our industry leading cloud POS solution, continues to gain traction in the restaurant marketplace, evidenced by the 886 new restaurant bookings in the quarter, an increase of more than 150% from last year’s third quarter,” commented PAR President & CEO, Dr. Donald H. Foley.   “In the recently ended quarter we also reported a 17% increase in year-over-year contract revenues in our Government segment.  We continue to focus on making important investments in the Company that will support and enhance our future growth.”

1 See the following GAAP to Non-GAAP Reconciliations for further detail on the valuation allowance.

Conference Call.

There will be a conference call at 4:30 p.m. (Eastern) on November 7, 2018, during which the Company’s management will discuss the financial results for the third quarter ended September 30, 2018.  To participate in the call, please call 844-419-5412, approximately 10 minutes in advance.  No passcode is required to participate in the live call or to listen to the replay version.  Individual & Institutional Investors will have the opportunity to listen to the conference call/event over the internet by visiting the Company’s website at www.partech.com/about-us/investors.  Alternatively, listeners may access an archived version of the presentation call after 7:30 p.m. on November 7, 2018 through November 14, 2018 by dialing 855-859-2056 and using conference ID 3593778.

About PAR Technology Corporation.

PAR Technology Corporation’s stock is traded on the New York Stock Exchange under the symbol “PAR”. PAR’s Restaurant/Retail segment has been a leading provider of restaurant and retail technology for more than 35 years. PAR offers management technology solutions for the full spectrum of restaurant operations, from large chain and independent table service restaurants to international quick service chains. PAR products can be found in retailers, cinemas, cruise lines, stadiums, and food service companies. PAR’s Government segment is a leader in providing computer-based system design, engineering and technical services to the Department of Defense and various federal agencies. For more information visit http://www.partech.com/about-us/investors or connect with us on  Facebook and Twitter.

Forward-Looking Statements.

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements appear throughout this press release, including express or implied forward-looking statements relating to our expectations regarding anticipated financial performance, customer and product opportunities, and assumptions as to future events. Forward-looking statements are subject to a variety of risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those contemplated in these statements. Risks and uncertainties that could cause the Company’s actual results to differ materially include: delays in new product development and/or product introduction; changes in customer base and product, and service demands, including changes in product or service demands by the two customers from whom a significant portion of our revenue is derived; risks associated with the internal investigation into conduct at our China and Singapore offices, including sanctions and fines that may be imposed by the U.S. Department of Justice, the Securities and Exchange Commission (“SEC”), and other governmental authorities; our ability to execute our business plan and continue to fund current operations will require us to obtain waivers or modifications to our credit agreement and/or secure alternative or additional sources of capital, which may be unavailable on acceptable terms, or at all; significant changes in U.S. and international trade policies that restrict imports or increase tariffs on goods imported to the United States from China; and the other risk factors discussed in our most recent Annual Report on Form 10-K and other filings with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

About Non-GAAP Financial Measures

The Company reports its financial results in accordance with GAAP.  However, non-GAAP adjusted financial measures, as set forth in the reconciliation tables below, are provided because management uses these non-GAAP financial measures in evaluating the results of the Company’s continuing operations and believes this information provides investors supplemental insight into underlying business trends and operating results. These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. In addition, these non-GAAP financial measures should be read in conjunction with the Company’s financial statements prepared in accordance with GAAP.

The Company’s results of operations are impacted by certain non-recurring charges, including equity based compensation, acquisition related expenditures, expense relating to the internal investigation into conduct in China and Singapore and the SEC subpoena, and other non-recurring charges that may not be indicative of the Company’s financial performance. Management believes that adjusting its operating expenses, operating income (loss), net earnings (loss) and diluted earnings (loss) per share to remove non-recurring charges provides a useful perspective with respect to our operating results and provides supplemental information to both management and investors by removing items that are difficult to predict and are often unanticipated.  While the Company believes the adjustments provide a useful comparison, the reconciliations of non-GAAP financial measures to corresponding GAAP measures should be carefully evaluated.

PAR TECHNOLOGY CORPORATION
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(Unaudited)

Assets	September 30, 2018	December 31, 2017
Current assets:
Cash and cash equivalents	$5,817	$6,600
Accounts receivable-net	27,150	30,077
Inventories-net	24,345	21,746
Assets held for sale	901	939
Other current assets	4,486	4,209
Total current assets	62,699	63,571
Property, plant and equipment – net	11,933	9,816
Deferred income taxes	—	13,809
Goodwill	11,051	11,051
Intangible assets – net	12,567	12,070
Other assets	4,546	4,307
Total Assets	$102,796	$114,624
Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of long-term debt	$204	$195
Borrowings of line of credit	6,965	950
Accounts payable	12,879	14,332
Accrued salaries and benefits	6,022	6,275
Accrued expenses	3,782	3,926
Customer deposits and deferred service revenue	10,235	10,241
Other current liabilities	2,600	—
Total current liabilities	42,687	35,919
Long-term debt	31	185
Deferred revenue	4,641	2,668
Other long-term liabilities	3,392	6,866
Total liabilities	50,751	45,638
Commitments and contingencies
Shareholders’ Equity:
Preferred stock, $.02 par value, 1,000,000 shares authorized	—	—
Common stock, $.02 par value, 29,000,000 shares authorized; 17,869,430 and 17,677,161 shares issued, 16,161,321 and 15,969,052 outstanding at September 30, 2018 and December 31, 2017, respectively	357	354
Capital in excess of par value	49,849	48,349
Retained earnings	11,590	29,549
Accumulated other comprehensive loss	(3,915)	(3,430)
Treasury stock, at cost, 1,708,109 shares	(5,836)	(5,836)
Total shareholders’ equity	52,045	68,986
Total Liabilities and Shareholders’ Equity	$102,796	$114,624

PAR TECHNOLOGY CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net revenues:
Product	$15,451	$20,706	$62,658	$90,594
Service	13,475	13,317	40,615	42,694
Contract	17,436	14,915	51,321	43,776
	46,362	48,938	154,594	177,064
Costs of sales:
Product	12,065	15,861	46,844	67,822
Service	10,248	10,241	30,000	31,113
Contract	15,511	13,608	46,005	39,264
	37,824	39,710	122,849	138,199
Gross margin	8,538	9,228	31,745	38,865
Operating expenses:
Selling, general and administrative	7,967	9,054	25,587	27,581
Research and development	2,992	2,529	9,082	8,161
Amortization of identifiable intangible assets	241	241	724	724
	11,200	11,824	35,393	36,466
Operating (loss) income from continuing operations	(2,662)	(2,596)	(3,648)	2,399
Other income (expense), net	455	(70)	120	(264)
Interest expense, net	(142)	(39)	(261)	(84)
(Loss) income from continuing operations before (provision for) benefit from income taxes	(2,349)	(2,705)	(3,789)	2,051
(Provision for) / benefit from income taxes	(14,355)	1,188	(14,170)	(327)
(Loss) income from continuing operations	(16,704)	(1,517)	(17,959)	1,724
Discontinued operations
Income from discontinued operations (net of tax)	—	—	—	183
Net (loss) income	$(16,704)	$(1,517)	$(17,959)	$1,907
Basic (Loss) Earnings per Share:
(Loss) income from continuing operations	(1.04)	(0.10)	(1.12)	0.11
Income from discontinued operations	—	—	—	0.01
Net (loss) income	$(1.04)	$(0.10)	$(1.12)	$0.12
Diluted (Loss) Earnings per Share:
(Loss) income from continuing operations	(1.04)	(0.10)	(1.12)	0.11
Income from discontinued operations	—	—	—	0.01
Net (loss) income per share	$(1.04)	$(0.10)	$(1.12)	$0.12
Weighted average shares outstanding
Basic	16,071	15,976	16,033	15,949
Diluted	16,071	15,976	16,033	16,260

PAR TECHNOLOGY CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
(in thousands, except per share data)
(Unaudited)

	For the three months ended September 30, 2018			For the three months ended September 30, 2017
	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)
Net revenues	$46,362	$—	$46,362	$48,938	$—	$48,938
Costs of sales	37,824	—	37,824	39,710	—	39,710
Gross margin	8,538	—	8,538	9,228	—	9,228
Operating Expenses:
Selling, general and administrative	7,967	785	7,182	9,054	768	8,286
Research and development	2,992	—	2,992	2,529	—	2,529
Acquisition amortization	241	241	—	241	241	—
Total operating expenses	11,200	1,026	10,174	11,824	1,009	10,815
Operating (loss) income from continuing operations	(2,662)	1,026	(1,636)	(2,596)	1,009	(1,587)
Other income (expense), net	455	—	455	(70)	—	(70)
Interest expense, net	(142)	—	(142)	(39)	—	(39)
(Loss) income from continuing operations before (provision for) / benefit from income taxes	(2,349)	1,026	(1,323)	(2,705)	1,009	(1,696)
(Provision for) / benefit from income taxes	(14,355)	14,648	293	1,188	(373)	815
Net loss	(16,704)		(1,030)	(1,517)		(881)
Loss per diluted share	$(1.04)		$(0.06)	$(0.10)		$(0.06)

During the third quarter of 2018, the Company recorded $305,000 of selling, general and administrative expenses related to the Company’s internal investigation into conduct at its China and Singapore offices and the SEC subpoena. Additionally, $323,000 of equity based compensation charges were recorded during the third quarter of 2018. There were $157,000 of severance expenses recorded in the third quarter. The Company recognized amortization of acquired intangible assets of $241,000 related to the Company’s 2014 acquisition of Brink Software, Inc (“Brink”) and recorded a one-time $14,894,000 valuation allowance  to reduce the carrying value of its deferred tax assets.  FASB ASC 740-10-30-21 indicates that the main negative factor in determining whether to establish a valuation allowance is the incurrence of cumulative losses in the most recent three years. Such objective evidence (or factor) limits the ability to consider other subjective factors, such as projections for future growth. The Company has incurred losses for two of the past three years and is in a loss position for the nine months ended September 30, 2018. A significant factor of the losses has been the Company’s strategic investment in operating expenses to fund the growth of the Brink business line. The increase in investments has outpaced operating performance of the Company’s other lines of business. The Company plans to continue to fund the Brink business line growth in the foreseeable future.  Based on its evaluation of its deferred tax assets at September 30, 2018, the Company established a full valuation allowance for the carrying value of its deferred tax assets. The valuation allowance can be reversed if objective negative evidence in the form of cumulative losses is no longer present and additional weight is given to subjective evidence, such as our projections of future growth. The valuation allowance was offset by $0.3 million or 24% representing the tax impact of non-GAAP adjustments.

During the third quarter of 2017, the Company recorded charges within selling, general and administrative of $705,000 related to the Company’s internal investigation into conduct at its China and Singapore offices and the SEC subpoena. In addition, $63,000 of equity based compensation charges were recorded during the third quarter of 2017. The Company recognized amortization of acquired intangible assets of $241,000 related to the Company’s acquisition of Brink. The benefit from income tax was decreased by 37%, or $373,000, to reflect the tax impact from non-GAAP adjustments.

PAR TECHNOLOGY CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
(in thousands, except per share data)
(Unaudited)

	For the nine months ended September 30, 2018			For the nine months ended September 30, 2017
	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)
Net revenues	$154,594	$—	$154,594	$177,064	$—	$177,064
Costs of sales	122,849	—	122,849	138,199	—	138,199
Gross margin	31,745	—	31,745	38,865	—	38,865
Operating Expenses:
Selling, general and administrative	25,587	1,904	23,683	27,581	2,594	24,987
Research and development	9,082	—	9,082	8,161	—	8,161
Acquisition amortization	724	724	—	724	724	—
Total operating expenses	35,393	2,628	32,765	36,466	3,318	33,148
Operating (loss) income from continuing operations	(3,648)	2,628	(1,020)	2,399	3,318	5,717
Other income (expense), net	120	—	120	(264)	—	(264)
Interest expense, net	(261)	—	(261)	(84)	—	(84)
(Loss) income from continuing operations before (provision for) / benefit from income taxes	(3,789)	2,628	(1,161)	2,051	3,318	5,369
(Provision for) / benefit from income taxes	(14,170)	14,264	94	(327)	(1,228)	(1,555)
(Loss) income from continuing operations	(17,959)	16,892	(1,067)	1,724	2,090	3,814
Income from discontinued operations, (net of tax)	—	—	—	183	—	183
Net (loss) income	(17,959)		(1,067)	1,907		3,997
(Loss) income per diluted share from continuing operations	(1.12)		(0.07)	0.11		0.24
Income per diluted share from discontinued operations	0.00		0.00	0.01		0.01
(Loss) income per diluted share	$(1.12)		$(0.07)	$0.12		$0.25

During the nine months ended September 30, 2018, the Company recorded $916,000 of selling, general and administrative expenses related to the Company’s internal investigation into conduct at its China and Singapore offices and the SEC subpoena. Additionally, $754,000 of equity based compensation charges were recorded during the first nine months of 2018. There were $234,000 of severance expenses recorded in the first nine months of 2018. The Company recognized amortization of acquired intangible assets of $724,000 related to the Company’s 2014 acquisition of Brink and recorded a one-time $14,894,000 valuation allowance to reduce the carrying value of its deferred tax assets pursuant to FASB ASC 740-10-30-21. The valuation allowance was offset by $0.6 million or 24% representing the tax impact of non-GAAP adjustments.

During the nine months ended September 30, 2017, the Company recorded charges within selling, general and administrative of $2,272,000 related to the Company’s internal investigation into conduct at its China and Singapore offices and the SEC subpoena, and $21,000 of legacy charges related to the Company’s former chief financial officer’s unauthorized transfers of Company funds. In addition, $301,000 of equity based compensation charges were recorded during the nine months ended September 30, 2017. The Company recognized amortization of acquired intangible assets of $724,000 related to the Company’s acquisition of Brink. The benefit from income tax was increased by 37%, or $1,228,000, to reflect the tax impact from non-GAAP adjustments.